                                                                  EXHIBIT 99.1

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                            CORPUS CHRISTI DIVISION




CASE NAME:  TRANSAMERICAN ENERGY CORPORATION      PETITION DATE: APRIL 20, 1999

                                                  CASE NUMBER:  99-21551-C-11

MONTHLY OPERATING REPORT SUMMARY FOR MONTH MAY YEAR 1999
===============================================================================
                           MONTH                                   5/99
-------------------------------------------------------------------------------
REVENUES  (MOR-6)                                                   --
-------------------------------------------------------------------------------
INCOME BEFORE INT, DEPREC./TAX (MOR-6)                           (28,294)
-------------------------------------------------------------------------------
NET INCOME (LOSS) (MOR-6)                                       (136,686)
-------------------------------------------------------------------------------
PAYMENTS TO INSIDERS  (MOR-9)                                        --
-------------------------------------------------------------------------------
PAYMENTS TO PROFESSIONALS (MOR-9)                                    --
-------------------------------------------------------------------------------
TOTAL DISBURSEMENTS (MOR-8)                                          --
===============================================================================

***The ORIGINAL of this document MUST BE FILED with the United States Bankruptcy Court and a COPY MUST BE SENT to the United States Trustee***

-------------------------------------------------------------------------------
REQUIRED INSURANCE MAINTAINED
   AS OF SIGNATURE DATE                         EXP.
  SEE ATTACHED SCHEDULE                         DATE
-----------------------------               -----------
CASUALTY                   YES( X ) NO(  )  ___-___-___
LIABILITY                  YES( X ) NO(  )  ___-___-___
VEHICLE                    YES( X ) NO(  )  ___-___-___
WORKER'S                   YES( X ) NO(  )  ___-___-___
OTHER_________________     YES(   ) NO(  )  ___-___-___
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
ATTORNEY NAME: Pete Holzer
              -----------------------------------------
FIRM: Jordan, Hyden, Womble & Culbreth, P.C.
      -------------------------------------------------
ADDRESS: 500 N. Shoreline, Suite 900
         ----------------------------------------------
ADDRESS:
        -----------------------------------------------
CITY, STATE, ZIP: Corpus Christi, TX 78471
                 --------------------------------------
TELEPHONE: (361) 884-5678
          ---------------------------------------------
-------------------------------------------------------------------------------

                                                          CHECK ONE
Are all accounts receivable being collected within terms? YES (X) NO ( )
Are all post-petition liabilities, including taxes, being paid within terms? YES (X) NO ( )
Have any pre-petition liabilities been paid? YES ( ) NO (X)  If so, describe
                                                                             --

-------------------------------------------------------------------------------
Are all funds received being deposited into DIP bank accounts? YES (X) NO ( ) Were any assets disposed of outside the normal course of business?
YES ( ) NO (X)
If so, describe
               ----------------------------------------------------------------
Are all U. S. Trustee Quarterly Fee Payments current? YES (X) NO ( )
What is the status of your Plan of Reorganization?    PENDING
                                                  -----------------------------

-------------------------------------------------------------------------------

                       I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.


                       SIGNED                /s/ ED DONAHUE
                              -------------------------------------------------
                                           (ORIGINAL SIGNATURE)

                       TITLE       VICE PRESIDENT
                             --------------------------------------------------


MOR-1

 CASE NAME:  TRANSAMERICAN ENERGY CORPORATION        CASE NUMBER: 99-21551-C-11


                           COMPARATIVE BALANCE SHEETS

==================================================================================
ASSETS                                              FILING DATE*            MONTH
                                                      4/20/99                5/99
----------------------------------------------------------------------------------
CURRENT ASSETS
----------------------------------------------------------------------------------
  Cash                                                 39,442               39,556
----------------------------------------------------------------------------------
  Accounts Receivable, Net                                 --                   --
----------------------------------------------------------------------------------
  Inventory: Lower of Cost or Market                       --                   --
----------------------------------------------------------------------------------
  Prepaid Expenses                                     10,812                   --
----------------------------------------------------------------------------------
   Investments                                             --                   --
----------------------------------------------------------------------------------
   Other -  Accrued Interest                       23,192,495           29,601,981
----------------------------------------------------------------------------------
 TOTAL CURRENT ASSETS                              23,242,749           29,641,537
==================================================================================
 PROPERTY, PLANT&EQUIP, @ COST                             --                   --
----------------------------------------------------------------------------------
 Less Accumulated Depreciation                             --                   --
----------------------------------------------------------------------------------
 NET BOOK VALUE OF PP & E                                  --                   --
----------------------------------------------------------------------------------
 OTHER ASSETS:
----------------------------------------------------------------------------------
   1.  Tax Deposits                                        --                   --
----------------------------------------------------------------------------------
   2.  Investments in Subs(1)                     467,112,579          467,112,579
----------------------------------------------------------------------------------
   3.  Notes Receivable(2)                      1,399,176,694        1,414,699,522
----------------------------------------------------------------------------------
   4.  Deferred Debt Costs                          4,950,550            4,839,952
----------------------------------------------------------------------------------
       TOTAL ASSETS                             1,894,482,572        1,916,293,590
==================================================================================

                    *Per Schedules and Statement of Affairs


MOR-2

 CASE NAME: TRANSAMERICAN ENERGY CORPORATION         CASE NUMBER: 99-21551-C-11


                           COMPARATIVE BALANCE SHEETS

===================================================================================
LIABILITIES & OWNER'S                          FILING DATE*               MONTH
EQUITY                                           4/20/99                  5/99
-----------------------------------------------------------------------------------
 LIABILITIES:
-----------------------------------------------------------------------------------
     POST-PETITION LIABILITIES (MOR-4)                    --              6,221,180
===================================================================================
     PRE-PETITION LIABILITIES:
-----------------------------------------------------------------------------------
       Notes Payable-Secured                   1,583,926,661          1,599,635,877
-----------------------------------------------------------------------------------
       Priority Debt                                      --                     --
-----------------------------------------------------------------------------------
       Federal Income Tax                                 --                     --
-----------------------------------------------------------------------------------
       FICA/Withholding                                   --                     --
-----------------------------------------------------------------------------------
       Unsecured Debt                              3,427,771              3,445,079
-----------------------------------------------------------------------------------
       Other - Accrued Interest                   18,967,014             18,967,014
-----------------------------------------------------------------------------------
   TOTAL PRE-PETITION LIABILITIES              1,606,321,446          1,622,047,970
-----------------------------------------------------------------------------------
TOTAL LIABILITIES                              1,606,321,446          1,628,269,150
===================================================================================
 OWNERS'S EQUITY (DEFICIT):
-----------------------------------------------------------------------------------
 PREFERRED STOCK                                          --                     --
-----------------------------------------------------------------------------------
 COMMON STOCK                                             90                     90
-----------------------------------------------------------------------------------
 ADDITIONAL PAID-IN CAPITAL                      289,333,898            289,333,898
-----------------------------------------------------------------------------------
 RETAINED EARNINGS: Filing Date                   (1,172,862)            (1,172,862)
-----------------------------------------------------------------------------------
 RETAINED EARNINGS: Post Filing Date                      --               (136,686)
-----------------------------------------------------------------------------------
 TOTAL OWNER'S EQUITY (NET WORTH)                288,161,126            288,024,440
===================================================================================
 TOTAL LIABILITIES &
 OWNER'S EQUITY                                1,894,482,572          1,916,293,590
===================================================================================

                    *Per Schedules and Statement of Affairs


MOR-3

 CASE NAME:  TRANSAMERICAN ENERGY CORPORATION        CASE NUMBER: 99-21551-C-11


                     SCHEDULE OF POST-PETITION LIABILITIES

================================================================================
                                                                          MONTH
                                                                          5/99

--------------------------------------------------------------------------------
  TRADE ACCOUNTS PAYABLE                                                      --
--------------------------------------------------------------------------------
  TAX PAYABLE:
--------------------------------------------------------------------------------
    FEDERAL PAYROLL TAXES                                                     --
--------------------------------------------------------------------------------
    STATE PAYROLL & SALES                                                     --
--------------------------------------------------------------------------------
    AD VALOREM TAXES                                                          --
--------------------------------------------------------------------------------
    OTHER TAXES                                                               --
--------------------------------------------------------------------------------
  TOTAL TAXES PAYABLE                                                         --
--------------------------------------------------------------------------------
  SECURED DEBT POST-PETITION                                                  --
--------------------------------------------------------------------------------
  ACCRUED INTEREST PAYABLE                                             6,221,180
--------------------------------------------------------------------------------
 *ACCRUED PROFESSIONAL FEES:                                                  --
--------------------------------------------------------------------------------
  OTHER ACCRUED LIABILITIES:                                                  --
--------------------------------------------------------------------------------
    1.                                                                        --
--------------------------------------------------------------------------------
    2.                                                                        --
--------------------------------------------------------------------------------
    3.                                                                        --
--------------------------------------------------------------------------------
 TOTAL POST-PETITION LIABILITIES (MOR-3)                               6,221,180
================================================================================

   * Payment Requires Court Approval.


MOR-4

 CASE NAME: TRANSAMERICAN ENERGY CORPORATION         CASE NUMBER: 99-21551-C-11


                       AGING OF POST-PETITION LIABILITIES
                                 MONTH MAY 1999

 DAYS             TOTAL        TRADE ACCTS     FED TAXES      STATE TAXES     AD-VALOREM,      OTHER
                                                                              OTHER TAXES
=====================================================================================================
0-30            6,221,180                                                                   6,221,180
-----------------------------------------------------------------------------------------------------
31-60
-----------------------------------------------------------------------------------------------------
61-90
-----------------------------------------------------------------------------------------------------
91 +
-----------------------------------------------------------------------------------------------------
TOTAL           6,221,180                                                                   6,221,180
=====================================================================================================



                          AGING OF ACCOUNTS RECEIVABLE

  MONTH                    MAY 1999
===============================================================================
0-30 DAYS                     --
-------------------------------------------------------------------------------
31-60 DAYS                    --
-------------------------------------------------------------------------------
61-90 DAYS                    --
-------------------------------------------------------------------------------
91 + DAYS                     --
-------------------------------------------------------------------------------
TOTAL                         --
===============================================================================


MOR-5

 CASE NAME:  TRANSAMERICAN ENERGY CORPORATION        CASE NUMBER: 99-21551-C-11


                           STATEMENT OF INCOME (LOSS)

===============================================================================
              MONTH                             4/20/99 -         FILING TO
                                                5/31/99             DATE
===============================================================================
 REVENUES (MOR-1)                                    --                  --
-------------------------------------------------------------------------------
 TOTAL COST OF REVENUES                              --                  --
-------------------------------------------------------------------------------
 GROSS PROFIT                                        --                  --
===============================================================================
 OPERATING EXPENSES:
-------------------------------------------------------------------------------
       Selling & Marketing                           --                  --
-------------------------------------------------------------------------------
       General & Administrative                  17,482              17,482
-------------------------------------------------------------------------------
       Insiders Compensation                         --                  --
-------------------------------------------------------------------------------
       Professional Fees                             --                  --
-------------------------------------------------------------------------------
       Other (attach list)                           --                  --
-------------------------------------------------------------------------------
       Franchise Taxes                           10,812              10,812
-------------------------------------------------------------------------------
 TOTAL OPERATING EXPENSES                        28,294              28,294
===============================================================================
 INCOME BEFORE INT, DEPR/TAX (MOR-1)            (28,294)            (28,294)
-------------------------------------------------------------------------------
 INTEREST EXPENSE                            22,040,995          22,040,995
-------------------------------------------------------------------------------
 DEPRECIATION                                        --                  --
-------------------------------------------------------------------------------
 OTHER (INCOME) EXPENSE* INTEREST           (21,932,603)        (21,932,603)
-------------------------------------------------------------------------------
 OTHER ITEMS**                                       --                  --
-------------------------------------------------------------------------------
 TOTAL INT, DEPR & OTHER ITEMS                  108,392             108,392
===============================================================================
 NET INCOME BEFORE TAXES                       (136,686)           (136,686)
-------------------------------------------------------------------------------
 FEDERAL INCOME TAXES                                --                  --
-------------------------------------------------------------------------------
 NET INCOME (LOSS)  (MOR-1)                    (136,686)           (136,686)
===============================================================================

     Accrual Accounting Required, Otherwise Footnote With Explanation
*    Footnote Mandatory
** Unusual and/or infrequent item(s) outside the ordinary course of business; requires footnote


MOR-6

 CASE NAME: TRANSAMERICAN ENERGY CORPORATION         CASE NUMBER: 99-21551-C-11


===================================================================================
CASH RECEIPTS AND                                            MONTH        FILING TO
DISBURSEMENTS                                                 5/99           DATE
-----------------------------------------------------------------------------------
  1. CASH - BEGINNING OF MONTH                               39,442        39,442
===================================================================================
 RECEIPTS:
-----------------------------------------------------------------------------------
  2. CASH SALES                                                  --            --
-----------------------------------------------------------------------------------
  3. COLLECTION OF ACCOUNTS RECEIVABLE                           --            --
-----------------------------------------------------------------------------------
  4. LOANS & ADVANCES (ATTACH LIST)                              --            --
-----------------------------------------------------------------------------------
  5. SALE OF ASSETS                                              --            --
-----------------------------------------------------------------------------------
  6. OTHER (ATTACH LIST) - INTEREST INCOME                      114           114
-----------------------------------------------------------------------------------
 TOTAL RECEIPTS                                                 114           114
-----------------------------------------------------------------------------------
 (WITHDRAWAL)CONTRIBUTION BY INDIVIDUAL DEBTOR MFR-2*            --            --
===================================================================================
 DISBURSEMENTS:
-----------------------------------------------------------------------------------
  7. NET PAYROLL                                                 --            --
-----------------------------------------------------------------------------------
  8. PAYROLL TAXES PAID                                          --            --
-----------------------------------------------------------------------------------
  9. SALES, USE & OTHER TAXES PAID                               --            --
-----------------------------------------------------------------------------------
 10. SECURED/RENTAL/LEASES                                       --            --
-----------------------------------------------------------------------------------
 11. UTILITIES                                                   --            --
-----------------------------------------------------------------------------------
 12. INSURANCE                                                   --            --
-----------------------------------------------------------------------------------
 13. INVENTORY PURCHASES                                         --            --
-----------------------------------------------------------------------------------
 14. VEHICLE EXPENSES                                            --            --
-----------------------------------------------------------------------------------
 15. TRAVEL & ENTERTAINMENT                                      --            --
-----------------------------------------------------------------------------------
 16. REPAIRS, MAINTENANCE & SUPPLIES                             --            --
-----------------------------------------------------------------------------------
 17. ADMINISTRATIVE & SELLING                                    --            --
-----------------------------------------------------------------------------------
 18. OTHER (ATTACH LIST)                                         --            --
-----------------------------------------------------------------------------------
 TOTAL DISBURSEMENTS FROM OPERATIONS                             --            --
===================================================================================
 19. PROFESSIONAL FEES                                           --            --
-----------------------------------------------------------------------------------
 20. U.S. TRUSTEE FEES                                           --            --
-----------------------------------------------------------------------------------
 21. OTHER REORGANIZATION EXPENSES (ATTACH LIST)                 --            --
-----------------------------------------------------------------------------------
 TOTAL DISBURSEMENTS                                             --            --
===================================================================================
 22. NET CASH FLOW                                              114           114
-----------------------------------------------------------------------------------
 23. CASH - END OF MONTH (MOR-2)                             39,556        39,556
===================================================================================

                      *Applies to Individual debtors only.


MOR-7

 CASE NAME: TRANSAMERICAN ENERGY CORPORATION         CASE NUMBER: 99-21551-C-11



                          CASH ACCOUNT RECONCILIATION
                               MONTH OF MAY 1999

====================================================================================
BANK NAME                       FIRSTAR           FLEET       STERLING
------------------------------------------------------------------------------------
ACCOUNT NUMBER              #21-00-002-5031306  #   --       #0130002224
------------------------------------------------------------------------------------
ACCOUNT TYPE                    INTEREST        SHORT-TERM
                              ACCUMULATION      INVESTMENTS   CHECKING        TOTAL
------------------------------------------------------------------------------------
 BANK BALANCE                      129            31,762        7,665        39,556
------------------------------------------------------------------------------------
 DEPOSIT IN TRANSIT                 --                --           --            --
------------------------------------------------------------------------------------
 OUTSTANDING CHECKS                 --                --           --            --
------------------------------------------------------------------------------------
 ADJUSTED BANK BALANCE             129            31,762        7,665        39,556
====================================================================================
 BEGINNING CASH - PER BOOKS        128            31,649        7,665        39,442
------------------------------------------------------------------------------------
 RECEIPTS                            1               113           --           114
------------------------------------------------------------------------------------
 TRANSFERS BETWEEN ACCOUNTS         --                --           --            --
------------------------------------------------------------------------------------
 (WITHDRAWAL)CONTRIBUTION-          --                --           --            --
 BY INDIVIDUAL DEBTOR MFR-2
------------------------------------------------------------------------------------
 CHECKS/OTHER DISBURSEMENTS         --                --           --            --
------------------------------------------------------------------------------------
 ENDING CASH - PER BOOKS           129            31,762        7,665        39,556
====================================================================================


MOR-8

 CASE NAME: TRANSAMERICAN ENERGY CORPORATION         CASE NUMBER: 99-21551-C-11


                     PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U. S. Bankruptcy Code) and the professionals. Also, for insiders identify the type of compensation paid (e.g., salary, commission, bonus, etc.) (Attach additional pages as necessary.)
===============================================================================
                                                       MONTH
   INSIDERS: NAME/POSITION/COMP TYPE                   5/99
===============================================================================
1.                     NONE
-------------------------------------------------------------------------------
2.
-------------------------------------------------------------------------------
3.
-------------------------------------------------------------------------------
4.
-------------------------------------------------------------------------------
5.
-------------------------------------------------------------------------------
6.
===============================================================================
TOTAL INSIDERS   (MOR-1)                               --

===============================================================================
                                                       MONTH
                    PROFESSIONALS                      5/99
                   NAME/ORDER DATE
===============================================================================
1.                      NONE
-------------------------------------------------------------------------------
2.
-------------------------------------------------------------------------------
3.
-------------------------------------------------------------------------------
4.
-------------------------------------------------------------------------------
5.
-------------------------------------------------------------------------------
6.
-------------------------------------------------------------------------------
TOTAL PROFESSIONALS (MOR-1)                             --
===============================================================================


MOR-9

                        TRANSAMERICAN ENERGY CORPORATION
                                  99-21551-C-11
                        NOTES TO MONTHLY OPERATING REPORT
                                    MAY 1999




1. TransAmerican Energy Corporation's (the "Company") investment in TransTexas Gas Corporation and TransAmerican Refining Corporation was reflected in the Company's Schedules at estimated market value. The Company's investment in its subsidiaries is reflected in the Monthly Operating Report ("MOR") at cost.

2. The secured note receivable from TransAmerican Refining Corporation was reflected in the Company's Schedules at its fully accreted balance of $920.0 million. The balance of this note receivable is reflected in the Company's MOR at its accreted balance as of April 20, 1999 and May 31, 1999 of $899.2 million and $914.7 million, respectively.

                  CASE NAME: TRANSAMERICAN ENERGY CORPORATION

                           CASE NUMBER: 99-21551-C-11

                          PETITION DATE: APRIL 20, 1999

                              INSURANCE MAINTAINED
                                  May 31, 1999


                                                                      EXPIRATION
                      TYPE OF INSURANCE                                  DATE
-------------------------------------------------------           -------------------

                   CASUALTY AND LIABILITY
                   ----------------------
Automobile Liability (Texas)                                        May 01, 2000
Workers' Compensation and Employer's Liability                      May 01, 2000
Maritime Employer's Liability                                       May 24, 2000
Primary General Liability                                         January 01, 2000
Excess Liability                                                  January 01, 2000
Commercial Crime                                                  February 01, 2000
Directors and Officers Liability                                   March 23, 2000
Directors and Officers Excess                                      March 23, 2000
Operator's Extra Expense                                          January 15, 2000
Oil Pollution                                                     January 31, 2000